Exhibit 10.1      Consent of Huber, Michaels & Company, Certified Public
                  Accountants

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports included as Appendices A, B and C of the Prospectus of The Imaging Center, Inc. for the registration of 1,000,000 shares of its Class B Non-Voting Common Stock, dated March 1, 2000, which is included in the First Amendment to Registration Statement (Form SB-1), dated February 17, 2000.

                                         HUBER, MICHAELS & COMPANY, Certified
                                         Public Accountants


                                         By: /s/ Edward G. Huber
                                            ------------------------------
                                             Edward G. Huber, CPA


Cumberland, Maryland
February 17, 2000


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